As filed with the Securities and Exchange Commission on February 12, 1997

                                                       Registration No. 33-_____

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _____________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 _____________

                                  BW/IP, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                32-0270475
      (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)              Identification No.)


                            200 Oceangate Boulevard
                                   Suite 900
                          Long Beach, California 90802
                    (Address of Principal Executive Offices)

    BW/IP, Inc. Non-Employee Directors Stock and Deferred Compensation Plan
                   BW/IP, Inc. 1996 Long-Term Incentive Plan
                           (Full title of the plans)

                            JOHN D. HANNESSON, ESQ.
                                  BW/IP, INC.
                            200 OCEANGATE BOULEVARD
                                   SUITE 900
                          LONG BEACH, CALIFORNIA 90802
                                 (562) 435-3700

           (Name, address and telephone number of agent for service)

----------------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------
                                         Proposed      Proposed
   Title of            Amount of         maximum       maximum
securities to        shares to be     offering price   aggregate           Amount of
be registered       registered (1)      per share      offering price   registration fee
----------------------------------------------------------------------------------------
BW/IP, Inc. Non-Employee Directors Stock and Deferred Compensation Plan
-----------------------------------------------------------------------
Common Stock,           49,367         $16.4375 (2)    $   811,470          $  279.82
par value $0.01            633          16.5625 (3)         10,484               3.62
per share

BW/IP, Inc. 1996 Long-Term Incentive Plan
-----------------------------------------
Common Stock,        1,164,200         $16.4375 (2)    $19,136,538          $6,598.81
par value $0.01        335,800          16.2211 (4)      5,447,045           1,878.29
per share

  TOTAL              1,550,000                         $25,405,537          $8,760.54
----------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement shall be deemed to register an indeterminate number of shares to be offered or sold pursuant to the employee benefit plans described herein. Such indeterminate number of additional shares of Common Stock as may be issuable pursuant to the operation of the recapitalization provisions of the plans or other similar adjustments in the number of outstanding Common Stock contemplated under the plans are hereby also registered.

(2) Estimated pursuant to Rule 457(c) and (h) solely for purposes of calculating the registration fee. The price of these shares is based upon the average of the high and low sales price of a share of Common Stock on February 6, 1997, as reported on the New York Stock Exchange.

(3) Estimated pursuant to Rule 457(h) solely for purposes of calculating the registration fee. The price of these shares, for which issuance has been deferred, is computed on the basis of the mean of the high and low sales price of a share of Common Stock on the effective date of the deferral, as reported on the New York Stock Exchange.

(4) Estimated pursuant to Rule 457(h) solely for purposes of calculating the registration fee. The price of these shares, which are subject to outstanding but unexercised options, is computed on the basis of the exercise price.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

Incorporated by reference in this Registration Statement are the following documents heretofore filed by BW/IP, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"):

          (a) The Company's latest annual report filed pursuant to Sections 13(a) or 15(d) of the Exchange Act;

          (b) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to in (a) above; and

          (c) The description of the Common Stock, par value $.01 per share (the "Common Stock") contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company, as a Delaware corporation, is empowered by Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his being or having been a director, officer, employee or agent of the Company, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. Article VI of the Company's By-Laws provides for indemnification by the Registrant of its directors and officers to the full extent permitted by the DGCL. Pursuant to Section 145 of the DGCL, the Company has purchased insurance on behalf of its present and former directors and officers against any liability asserted against or incurred by them in such capacity or arising out of their status as such.

Pursuant to specific authority granted by Section 102 of the DGCL, Article Fifth of the Company's Third Restated Certificate of Incorporation contains the following provision regarding limitation of liability of directors and officers:

          "(d) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this
                                       --------
     Third Restated Certificate of Incorporation shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derives an improper personal benefit."

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

Not applicable

ITEM 8.   EXHIBITS

Exhibit No.                Description
-----------                -----------
 4.a         Form of Third Restated Certificate of Incorporation of BW/IP, Inc.
             (the "Company" or "BW/IP"), as filed with the Secretary of State of
             Delaware.  Incorporated by reference to Appendix A to the Company's
             Proxy Statement for the 1994 Annual Meeting of Stockholders dated
             April 11, 1994 as filed with the SEC.

 4.b Bylaws of the Company, as amended on May 14, 1996. Incorporated by reference to Exhibit 3 to the Company's quarterly report on Form
             10-Q for the quarter ended September 30, 1996 as filed with the SEC.

 4.c         Form of Second Restated Certificate of Incorporation of BW/IP
             International, Inc. as filed with the Secretary of State of Delaware. Incorporated by reference to Exhibit 3c to the Company's
             Registration

             Statement on Form S-1 (Registration No. 33-39721) as filed on May
             17, 1991 with the SEC (the "1991 Form S-1").

 4.d         Bylaws of BW/IP International, Inc., as amended, dated May 14, 1996
             (filed herewith).

 4.e         Form of Stock Certificate for BW/IP, Inc. Common Stock, par value
             $.01 (filed herewith).

 4.f         Certificate of Designation of Junior Participating Cumulative
             Preferred Stock of the Company ("Certificate of Designation of
             Junior Participating Cumulative Preferred Stock") as filed with the
             Secretary of State of Delaware. Incorporated by reference to
             Exhibit 3a to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1993 as filed with the SEC.

 4.g         Rights Agreement between the Company and Bank One, Indianapolis,
             N.A., Rights Agent, dated as of July 26, 1993 which includes as
             Exhibit 8 the form of Right Certificate. Incorporated by reference to Exhibit 4 to the Company's Report on Form 8-K dated July 30,
             1993 as filed with the SEC.

 4.h         Credit Agreement, dated as of December 1, 1995, among BW/IP
             International, Inc., the Financial Institutions named therein,
             Citicorp USA, Inc., as Agent and ABN AMRO Bank, as Co-Agent.
             Incorporated by reference to Exhibit 10b to BW/IP's 1995 Annual
             Report on Form 10-K for the fiscal year ended December 31, 1995, as filed with the SEC (the "Company's 1995 Annual Report on Form
             10-K").

 4.i         Credit Agreement, dated as of July 5, 1991, between BW/IP
             International B.V. and Algemene Bank Nederland N.V. Incorporated by reference to Exhibit 4t to the Company's Registration Statement on Form S-8 (Registration No. 33-44806) as filed on December 27, 1991, with the SEC (the "Company's 1991 Form S-8").

 4.j         Credit Agreement, dated as of September 10, 1993, between BW/IP
             International B.V. and ABN/AMRO. Incorporated by reference to
             Exhibit 10dd to the Company's 1993 Annual Report on Form 10-K for the fiscal year ended December 31, 1993 as filed with the SEC (the
             "Company's 1993 Annual Report on Form 10-K").

 4.k         Note Agreement, dated as of April 15, 1992, between BW/IP
             International, Inc. and the Note Purchasers named therein, with respect to $50,000,000 principal amount of 7.92% Senior Notes due
             May 15, 1999. Incorporated by reference to Exhibit 4a to the
             Company's quarterly report on Form 10-Q for the quarter ended June
             30, 1992 as field with the SEC.

 4.l         Note Agreement, dated as of November 15, 1996, between BW/IP
             International, Inc. and the Note Purchasers named therein, with respect to $30,000,000 principal amount of 7.14% Senior Notes, Series A due November 15, 2006 and $20,000,000 principal amount of
             7.17% Senior Notes, Series B, due March 31, 2007. (Filed herewith).

 4.m         Bond Purchase Agreement, dated January 27, 1995, among BW/IP-New
             Mexico, Inc., the City of Albuquerque, New Mexico and BW/IP
             International, Inc. (Not filed herewith pursuant to Item 601(b) (4)
             (iii) of Regulation S-K. The Company hereby agrees to furnish a copy of such bond purchase agreement to the SEC upon request.)

 4.n         Guaranty, dated October 9, 1991 by BW/IP International, Inc. to
             Algemene Bank Nederland N.V. Incorporated by reference to Exhibit
             4u to the Company's 1991 Form S-8.

 4.o         Guaranty, dated July 30, 1995, by BW/IP International, Inc. to ABN-
             AMRO Bank N.V. Incorporated by reference to Exhibit 4s of the
             Company's Registration Statement on Form S-8 (Registration No. 33-
             64143 as filed on November 13, 1995 with the SEC ("Company's 1995
             Form S-8").

 5.a         Opinion of John D. Hannesson, Esq., General Counsel to the Company
             (filed herewith).

 23.a Consent of John D. Hannesson, Esq. (included in the opinion filed as Exhibit 5.a to the Registration Statement).

 23.b        Consent of Price Waterhouse LLP (filed herewith).

 24.a        Powers of Attorney (filed herewith).

 99.a BW/IP, Inc. Non-Employee Directors' Stock Option Plan. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1993 Annual Meeting of Stockholders dated April 16, 1993 as filed with the SEC.

 99.b        BW/IP International, Inc. 1992 Long-Term Incentive Plan.
             Incorporated by reference to Appendix A of the Company's Proxy
             Statement for the 1992 Annual Meeting of Stockholders, dated April
             17, 1992, as filed with the SEC.

 99.c BW/IP, Inc. 1996 Long-Term Incentive Plan. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1996 Annual Meeting of Stockholders dated April 9, 1996 as filed with the SEC (the "Company's 1996 Proxy Statement").


 99.d        First amendment to the BW/IP, Inc. 1996 Long-Term Incentive Plan
             (filed herewith).

 99.e        BW/IP, Inc. 1996 Directors Stock and Deferred Compensation Plan.
             Incorporated by reference to Appendix B of the Company's 1996 Proxy
             Statement.

 99.f        First Amendment to the BW/IP, Inc. 1996 Directors Stock and
             Deferred Compensation Plan (filed herewith).

 99.g        Employment Agreement, dated October 19, 1995, between BW/IP, Inc.
             and Bernard G. Rethore. Incorporated by reference to Exhibit 10bb of the Company's 1995 Annual Report on Form 10-K.

 99.h        Employment Continuation Agreement, dated December 14, 1995, between
             BW/IP, Inc. and Bernard G. Rethore. Incorporated by reference to
             Exhibit 10cc of the Company's 1995 Annual Report on Form 10-K.

 99.i        1995 Stock Option Agreement, dated as of October 19, 1995, between
             BW/IP, Inc. and Bernard G. Rethore. Incorporated by reference to
             Exhibit 10dd of the Company's 1995 Annual Report on Form 10-K.

 99.j        Consulting Agreement, dated December 14, 1995, between BW/IP, Inc.
             and Peter C. Valli. Incorporated by reference to Exhibit 10ee of the Company's 1995 Annual Report on Form 10-K.

 99.k        BW/IP International, Inc. 1996 Management Incentive Plan.
             Incorporated by reference to Exhibit 10ff of the Company's 1995
             Annual Report on Form 10-K.

 99.l BW/IP International, Inc. Retirement Plan (as amended and restated as of January 1, 1993). Incorporated by reference to Exhibit 99l of the Company's 1995 Form S-8.

 99.m        Amendment Number One to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99m of the Company's
             1995 Form S-8.

 99.n        Amendment Number Two to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99m of the Company's
             1995 Form S-8.

 99.o        Amendment Number Three to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99o of the Company's
             1995 Form S-8.

 99.p        Amendment Number Four to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99p of the Company's
             1995 Form S-8.

 99.q        Amendment Number Five to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99q of the Company's
             1995 Form S-8.

 99.r        Amendment Number Six to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 10m of the Company's
             1995 Annual Report on Form 10-K.

 99.s        Amendment Number Seven to the BW/IP International, Inc. Retirement
             Plan. Incorporated by references to Exhibit 10m of the Company's
             1995 Annual Report on Form 10-K.

 99.t Supplemental Executive Retirement Plan. Incorporated by reference to Exhibit 10rrrr to the Company's Registration Statement on Form
             S-1 (Registration No. 33-45165) as filed February 18, 1992 with the
             SEC.

 99.u        Amendment Number One to the Supplemental Executive Retirement Plan.
             Incorporated by reference to Exhibit 10ee of the Company's 1993
             Annual Report on Form 10-K.

 99.v        Amendment to the Supplemental Executive Retirement Plan.
             Incorporated by reference to Exhibit 10nn of the Company's 1994 annual Report on Form 10-K for the fiscal year ended December 31, 1994 as filed with the SEC (the "Company's 1994 Annual Report on
             Form 10-K").

 99.w        BW/IP International, Inc. 1995 Management Incentive Plan.
             Incorporated by reference to Exhibit 10kk of the Company's 1994
             Annual Report on Form 10-K.

 99.x Form of Employment Continuation Agreement. Incorporated by reference to Exhibit 10aa of the Company's 1995 Annual Report on
             Form 10-K.

 99.y        Amended and Restated BW/IP International, Inc. Retiree Health Care
             Plan. Incorporated by reference of the Company's 1993 Annual Report on Form 10-K.

 99.z        Amendment to the BW/IP International, Inc. Retiree Health Care
             Plan. Incorporated by reference to Exhibit 10 mm of the Company's
             1994 Annual Report on Form 10-K.

 99.aa       Amendment to the BW/IP International, Inc. Retiree Health Care
             Plan. Incorporated by reference to BW/IP's 1995 Annual Report on
             Form 10-K.

ITEM 9.   UNDERTAKINGS

(a)       Rule 415 Offering.  The undersigned Registrant hereby undertakes:
          ------------------

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any Prospectus required by Section 10(a) (3) of the Securities Act of 1933 (the "Securities Act"), unless the information is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

                (ii) To reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, unless the information is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change in such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)       Subsequent Exchange Act Documents.  The undersigned Registrant hereby
          ----------------------------------
undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

(c)  Indemnification.  Insofar as indemnification for liabilities arising under
     ----------------
     the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction of the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


THE REGISTRANT.  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE
---------------
REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LONG BEACH, STATE OF CALIFORNIA, ON THE 11TH DAY OF FEBRUARY 1997.

                                    BW/IP, INC.

                                    By:  /s/ JOHN D. HANNESSON
                                        -------------------------------
                                        John D. Hannesson
                                        Vice President, General Counsel
                                        and Secretary

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

SIGNATURE                                  TITLE                      DATE
/s/  Bernard G. Rethore         Chief Executive Officer         February 11, 1997
-----------------------------   and Director (Principal
 Bernard G. Rethore             executive officer)

/s/  Eugene P. Cross            Executive Vice President,       February 11, 1997
-----------------------------   Finance (Principal
 Eugene P. Cross                financial officer)

/s/  Charles F. Cargile         Corporate Controller            February 11, 1997
-----------------------------   (Principal accounting
 Charles F. Cargile             officer)

/s/  Peter C. Valli*            Chairman of the Board of        February 11, 1997
-----------------------------   Directors
 Peter C. Valli

/s/  Michael F. Johnston*       Director                        February 11, 1997
-----------------------------
 Michael F. Johnston

/s/  George D. Leal*            Director                        February 11, 1997
-----------------------------
 George D. Leal

/s/  H. Jack Meany*             Director                        February 11, 1997
------------------------------
H. Jack Meany

/s/  James S. Pignatelli*       Director                        February 11, 1997
------------------------------
 James S. Pignatelli

/s/  James O. Rollans*          Director                        February 11, 1997
------------------------------
 James O. Rollans

/s/  William C. Rusnack*        Director                        February 11, 1997
------------------------------
 William C. Rusnack

/s/  Jeffrey L. Zelms*          Director                        February 11, 1997
------------------------------
 Jeffrey L. Zelms

*By:  /s/ John D. Hannesson                                     February 11, 1997
     -------------------------
     John D. Hannesson
     Attorney-in-Fact

THE PLANS.  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE
----------
TRUSTEES (OR OTHER PERSONS WHO ADMINISTER REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LONG BEACH, STATE OF CALIFORNIA, ON THE 11TH DAY OF FEBRUARY 1997.

                              BW/IP, Inc. Non-Employee Directors Stock
                                    and Deferred Compensation Plan

                              BW/IP, Inc. 1996 Long-Term Incentive Plan


                              By:  /s/ JOHN D. HANNESSON
                                   ------------------------
                                     John D. Hannesson

                                 EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
 4.a         Form of Third Restated Certificate of Incorporation of BW/IP, Inc.
             (the "Company" or "BW/IP"), as filed with the Secretary of State of
             Delaware.  Incorporated by reference to Appendix A to the Company's
             Proxy Statement for the 1994 Annual Meeting of Stockholders dated
             April 11, 1994 as filed with the SEC.

 4.b Bylaws of the Company, as amended on May 14, 1996. Incorporated by reference to Exhibit 3 to the Company's quarterly report on Form
             10-Q for the quarter ended September 30, 1996 as filed with the SEC.

 4.c         Form of Second Restated Certificate of Incorporation of BW/IP
             International, Inc. as filed with the Secretary of State of Delaware. Incorporated by reference to Exhibit 3c to the Company's
             Registration Statement on Form S-1 (Registration No. 33-39721) as filed on May 17, 1991 with the SEC (the "1991 Form S-1").

 4.d         Bylaws of BW/IP International, Inc., as amended, dated May 14, 1996
             (filed herewith).

 4.e         Form of Stock Certificate for BW/IP, Inc. Common Stock, par value
             $.01 (filed herewith).

 4.f         Certificate of Designation of Junior Participating Cumulative
             Preferred Stock of the Company ("Certificate of Designation of
             Junior Participating Cumulative Preferred Stock") as filed with the
             Secretary of State of Delaware. Incorporated by reference to
             Exhibit 3a to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1993 as filed with the SEC.

 4.g         Rights Agreement between the Company and Bank One, Indianapolis,
             N.A., Rights Agent, dated as of July 26, 1993 which includes as
             Exhibit 8 the form of Right Certificate. Incorporated by reference to Exhibit 4 to the Company's Report on Form 8-K dated July 30,
             1993 as filed with the SEC.

 4.h         Credit Agreement, dated as of December 1, 1995, among BW/IP
             International, Inc., the Financial Institutions named therein,
             Citicorp USA, Inc., as Agent and ABN AMRO Bank, as Co-Agent.
             Incorporated by reference to Exhibit 10b to BW/IP's 1995 Annual
             Report on Form 10-K for the fiscal year ended December 31, 1995, as filed with the SEC (the "Company's 1995 Annual Report on Form
             10-K").

 4.i         Credit Agreement, dated as of July 5, 1991, between BW/IP
             International B.V. and Algemene Bank Nederland N.V. Incorporated by reference to Exhibit 4t to the Company's Registration Statement on Forms-8 (Registration No. 33-44806) as filed on December 27, 1991, with the SEC (the "Company's 1991 Form S-8").

 4.j         Credit Agreement, dated as of September 10, 1993, between BW/IP
             International B.V. and ABN/AMRO. Incorporated by reference to
             Exhibit 10dd to the Company's 1993 Annual Report on Form 10-K for the fiscal year ended December 31, 1993 as filed with the SEC (the
             "Company's 1993 Annual Report on Form 10-K").

 4.k         Note Agreement, dated as of April 15, 1992, between BW/IP
             International, Inc. and the Note Purchasers named therein, with respect to $50,000,000 principal amount of 7.92% Senior Notes due
             May 15, 1999. Incorporated by reference to Exhibit 4a to the
             Company's quarterly report on Form 10-Q for the quarter ended June
             30, 1992 as field with the SEC.


 4.l         Note Agreement, dated as of November 15, 1996, between BW/IP
             International, Inc. and the Note Purchasers named therein, with respect to $30,000,000 principal amount of 7.14% Senior Notes, Series A due November 15, 2006 and $20,000,000 principal amount of
             7.17% Senior Notes, Series B, due March 31, 2007. (Filed herewith).

 4.m         Bond Purchase Agreement, dated January 27, 1995, among BW/IP-New
             Mexico, Inc., the City of Albuquerque, New Mexico and BW/IP
             International, Inc. (Not filed herewith pursuant to Item 601(b) (4)
             (iii) of Regulation S-K. The Company hereby agrees to furnish a copy of such bond purchase agreement to the SEC upon request.)

 4.n         Guaranty, dated October 9, 1991 by BW/IP International, Inc. to
             Algemene Bank Nederland N.V. Incorporated by reference to Exhibit
             4u to the Company's 1991 Form S-8.

 4.o         Guaranty, dated July 30, 1995, by BW/IP International, Inc. to ABN-
             AMRO Bank N.V. Incorporated by reference to Exhibit 4s of the
             Company's Registration Statement on Form S-8 (Registration No. 33-
             64143 as filed on November 13, 1995 with the SEC ("Company's 1995
             Form S-8").

 5.a         Opinion of John D. Hannesson, Esq., General Counsel to the Company
             (filed herewith).

 23.a Consent of John D. Hannesson, Esq. (included in the opinion filed as Exhibit 5.a to the Registration Statement).

 23.b        Consent of Price Waterhouse LLP (filed herewith).

 24.a        Powers of Attorney (filed herewith).

 99.a BW/IP, Inc. Non-Employee Directors' Stock Option Plan. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1993 Annual Meeting of Stockholders dated April 16, 1993 as filed with the SEC.

 99.b        BW/IP International, Inc. 1992 Long-Term Incentive Plan.
             Incorporated by reference to Appendix A of the Company's Proxy
             Statement for the 1992 Annual Meeting of Stockholders, dated April
             17, 1992, as filed with the SEC.

 99.c BW/IP, Inc. 1996 Long-Term Incentive Plan. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1996 Annual Meeting of Stockholders dated April 9, 1996 as filed with the SEC (the "Company's 1996 Proxy Statement").

 99.d        First amendment to the BW/IP, Inc. 1996 Long-Term Incentive Plan
             (filed herewith).

 99.e        BW/IP, Inc. 1996 Directors Stock and Deferred Compensation Plan.
             Incorporated by reference to Appendix B of the Company's 1996 Proxy
             Statement.

 99.f        First Amendment to the BW/IP, Inc. 1996 Directors Stock and
             Deferred Compensation Plan (filed herewith).

 99.g        Employment Agreement, dated October 19, 1995, between BW/IP, Inc.
             and Bernard G. Rethore. Incorporated by reference to Exhibit 10bb of the Company's 1995 Annual Report on Form 10-K.

 99.h        Employment Continuation Agreement, dated December 14, 1995, between
             BW/IP, Inc. and Bernard G. Rethore. Incorporated by reference to
             Exhibit 10cc of the Company's 1995 Annual Report on Form 10-K.

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
 99.i        1995 Stock Option Agreement, dated as of October 19, 1995, between
             BW/IP, Inc. and Bernard G. Rethore. Incorporated by reference to
             Exhibit 10dd of the Company's 1995 Annual Report on Form 10-K.

 99.j        Consulting Agreement, dated December 14, 1995, between BW/IP, Inc.
             and Peter C. Valli. Incorporated by reference to Exhibit 10ee of the Company's 1995 Annual Report on Form 10-K.

 99.k        BW/IP International, Inc. 1996 Management Incentive Plan.
             Incorporated by reference to Exhibit 10ff of the Company's 1995
             Annual Report on Form 10-K.

 99.l BW/IP International, Inc. Retirement Plan (as amended and restated as of January 1, 1993). Incorporated by reference to Exhibit 99l of the Company's 1995 Form S-8.

 99.m        Amendment Number One to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99m of the Company's
             1995 Form S-8.

 99.n        Amendment Number Two to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99m of the Company's
             1995 Form S-8.

 99.o        Amendment Number Three to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99o of the Company's
             1995 Form S-8.

 99.p        Amendment Number Four to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99p of the Company's
             1995 Form S-8.

 99.q        Amendment Number Five to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 99q of the Company's
             1995 Form S-8.

 99.r        Amendment Number Six to the BW/IP International, Inc. Retirement
             Plan. Incorporated by reference to Exhibit 10m of the Company's
             1995 Annual Report on Form 10-K.

 99.s        Amendment Number Seven to the BW/IP International, Inc. Retirement
             Plan. Incorporated by references to Exhibit 10m of the Company's
             1995 Annual Report on Form 10-K.

 99.t Supplemental Executive Retirement Plan. Incorporated by reference to Exhibit 10rrrr to the Company's Registration Statement on Form
             S-1 (Registration No. 33-45165) as filed February 18, 1992 with the
             SEC.

 99.u        Amendment Number One to the Supplemental Executive Retirement Plan.
             Incorporated by reference to Exhibit 10ee of the Company's 1993
             Annual Report on Form 10-K.

 99.v        Amendment to the Supplemental Executive Retirement Plan.
             Incorporated by reference to Exhibit 10nn of the Company's 1994 annual Report on Form 10-K for the fiscal year ended December 31, 1994 as filed with the SEC (the "Company's 1994 Annual Report on
             Form 10-K").

 99.w        BW/IP International, Inc. 1995 Management Incentive Plan.
             Incorporated by reference to Exhibit 10kk of the Company's 1994
             Annual Report on Form 10-K.

 99.x Form of Employment Continuation Agreement. Incorporated by reference to Exhibit 10aa of the Company's 1995 Annual Report on
             Form 10-K.

 99.y        Amended and Restated BW/IP International, Inc. Retiree Health Care
             Plan. Incorporated by reference of the Company's 1993 Annual Report on Form 10-K.

 99.z        Amendment to the BW/IP International, Inc. Retiree Health Care
             Plan. Incorporated by reference to Exhibit 10 mm of the Company's
             1994 Annual Report on Form 10-K.

 99.aa       Amendment to the BW/IP International, Inc. Retiree Health Care
             Plan. Incorporated by reference to BW/IP's 1995 Annual Report on
             Form 10-K.
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